United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 19, 2021

Date of Report (Date of earliest event reported)

Oyster Enterprises Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39910	85-3607783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Main Street Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 888-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant to purchase one share of Class A common stock	OSTRU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	OSTR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment	OSTRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2021, Oyster Enterprises Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one-half of one redeemable warrant of the Company (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share (subject to adjustment). The Units were sold at a price of $10.00 per Unit, and the IPO generated gross proceeds of $200,000,000.

Pursuant to an Underwriting Agreement, dated January 19, 2021 (the “Underwriting Agreement”), by and between the Company and Imperial Capital, LLC (“Imperial Capital”), on behalf of itself and I-Bankers Securities, Inc. (“I-Bankers” and, together with Imperial Capital, the “Underwriters”), the Company granted the Underwriters a 45-day option to purchase up to 3,000,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-251833) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on December 30, 2020 (as amended, the “Registration Statement”):

•	The Underwriting Agreement, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•	A Warrant Agreement, dated January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•	A Letter Agreement, dated January 19, 2021, by and among the Company, its officers, directors, and Oyster Enterprises LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•	An Investment Management Trust Agreement, dated January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated January 19, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	A Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

•	A Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and Imperial Capital, a copy of which is attached as Exhibit 10.5 and incorporated herein by reference.

•	A Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and I-Bankers, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

•	Indemnity Agreements, each dated as of January 19, 2021, by and between the Company and each of the officers and directors of the Company. Each Indemnity Agreement is consistent with the form of Indemnity Agreement that was previously filed with the Registration Statement and is incorporated herein by reference as Exhibit 10.7 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (the “Private Placement”) with the Sponsor and the Underwriters of an aggregate of 5,950,000 warrants (the “Private Warrants”) at a price of $1.00 per Private Warrant, generating gross proceeds to the Company of $5,950,000. Among the Private Warrants, 4,450,000 Private Warrants, were purchased by the Sponsor, 1,200,000 Private Warrants were purchased by Imperial Capital and 300,000 Private Warrants were purchased by I-Bankers.

The Private Warrants are identical to the Warrants (as defined above) sold in the IPO except that the Private Warrants will be non-redeemable in certain redemption scenarios and may be exercised on a cashless basis, in each case so long as they continue to be held by the Sponsor, the Underwriters or their permitted transferees. Additionally, the Sponsor and the Underwriters have agreed not to transfer, assign, or sell any of the Private Warrants or the shares of Class A Common Stock underlying them (except in limited circumstances, as described in the Registration Statement) until the date that is 30 days after the date the Company completes its initial business combination. The Private Warrants held by the Underwriters will also not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(f)(2)(G)(i). The Sponsor and the Underwriters were granted certain demand and piggyback registration rights in connection with the purchase of the Private Warrants.

The Private Warrants were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2021, in connection with the IPO, the Company amended and restated its bylaws. On January 19, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Bylaws and Amended and Restated Certificate of Incorporation are attached as Exhibits 3.2 and 3.1 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

As of January 22, 2021, a total of $200,000,000 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders at JPMorgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company, acting as trustee. An audited balance sheet as of January 22, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 19, 2021, by and between the Company and Imperial Capital, as representative of the Underwriters

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

4.1	Warrant Agreement, dated January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent

10.1	Letter Agreement, dated January 19, 2021, by and among the Company, its officers and directors, and the Sponsor

10.2	Investment Management Trust Agreement, dated January 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee

10.3	Registration Rights Agreement, dated January 19, 2021, by and among the Company and certain security holders

10.4	Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and the Sponsor

10.5	Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and Imperial Capital

10.6	Private Placement Warrants Subscription Agreement, dated January 19, 2021, by and between the Company and I-Bankers.

10.7	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.8 to the Registration Statement (Amendment No. 2 thereto filed with the Commission on January 13, 2021))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2021

OYSTER ENTERPRISES ACQUISITION CORP.

By:	/s/ Heath Freeman
Name: Heath Freeman
Title: Chief Executive Officer

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